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                        LEASE AND LICENSE EXTENSION
                         AND MODIFICATION AGREEMENT

     AGREEMENT made and entered into this __ day of August, 2001 by and between STERLING FOREST LLC (hereinafter "SFLLC"), a limited liability company formed under the laws of the Delaware, having an office at 16 Sterling Lake Road, Tuxedo, New York 10987, and RENAISSANCE ENTERTAINMENT CORPORATION (hereinafter "REC"), a foreign corporation authorized to do business in New York, having an office at Route 17A West, Tuxedo, New York 10987, and an address for mail at 600 Route 17A, Tuxedo, New York 10987,

     SFLLC is successor in interest by merger to STERLING FOREST CORPORATION. REC is successor in interest to CREATIVE FAIRES, LTD.

                              W I T N E S S E T H

     WHEREAS, SFLLC, as Landlord/Licensor, and REC, as Tenant/licensee, are parties to an Agreement of Lease and License Agreement dated as of June, 1996 (the "Agreement"), as modified by a Modification of Lease and License Agreement entered into as of July 1997 (the "First Modification Agreement"); by a Second Modification of Lease and License Agreement entered into as of September, 1997 (the "Second Modification Agreement"); by a Third Modification of Lease and License Agreement entered into as of September, 1997 (the "Third Modification Agreement"); by a Fourth Modification of Lease and License Agreement entered into as of April 27, 1998 (the "Fourth Modification Agreement"); by a Fifth Modification of Lease and License Agreement dated May 10, 1999 (the "Fifth Modification Agreement"); and by a Sixth Modification of Lease and License Agreement entered into as of March 24, 2000 (collectively the "Agreement"); and

     WHEREAS, the Term of the Agreement including the lease of Additional Leased Premises expires on December 31, 2001; and
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     WHEREAS, REC wishes to extend the term of the Agreement and SFLLC is willing to agree to an extension on the terms and conditions set forth below;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, SFLLC and REC agree that the Agreement is hereby extended and modified as follows:

     1. Extension Term. The Term of the Agreement is hereby extended to December 31, 2002 (the "Second Extension Term").

     2. Article 3, "Rent", is hereby modified by adding the following new subsection 3.02(E):

     "Section 3.02(E). During the Second Extension Term, the rent shall be THREE HUNDRED SEVENTY-EIGHT THOUSAND AND NO/100 ($378,000.00) DOLLARS, payable in four installments of SIXTY-THREE THOUSAND AND NO/100 ($63,000.00) DOLLARS, due and payable on May 1, 2002 and July 31, 2002 and ONE HUNDRED TWENTY-SIX THOUSAND AND NO/100 ($126,000.00) DOLLARS due and payable on August 31, 2002 and September 30, 2002.

     The provisions in Section 3.02 regarding late payment of Rent shall remain in full force and effect during the First and Second Extension Terms."

     3. Ratification. SFLLC and REC hereby ratify and confirm all of the terms and provisions contained in the Initial Agreement, the First Modification Agreement, Second Modification Agreement, Third Modification Agreement, Fourth Modification Agreement, Fifth Modification Agreement and Sixth Modification Agreement, except as expressly modified by this Extension and Modification Agreement.

     IN WITNESS WHEREOF the parties have caused this Extension and Modification Agreement to be executed by STERLING FOREST LLC and by RENAISSANCE ENTERTAINMENT CORPORATION.

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                                        STERLING FOREST LLC
                                        Landlord/Licensor


                                        By: /s/ Louis Heimbach
                                            -------------------------
                                            Louis Heimbach, Chairman,
                                            President and CEO



                                        RENAISSANCE ENTERTAINMENT CORPORATION
                                        Tenant/Licensee

                                        By: /s/ Charles S. Leavel
                                            -------------------------
                                            Charles S. Leavel
                                            Chairman and CEO



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